UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2003

LIN TV Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-31331	05-0501252

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Richmond Square, Suite 200, Providence, Rhode Island	02906

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 454-2880

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure (Information Furnished Pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition”).
SIGNATURE
EXHIBIT INDEX
Ex-99.1 Press release dated June 29, 2003

Item 9. Regulation FD Disclosure (Information Furnished Pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition”).

     On July 29, 2003, LIN TV Corp. announced its financial results for the quarter ended June 30, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under “Item 9. Regulation FD Disclosure” rather than under “Item 12. Disclosure of Results of Operations and Financial Condition.” The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIN TV Corp.

LIN Television Corporation

Date: July 31, 2003	By:	/s/ William A. Cunningham

Name: William A. Cunningham Title: Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated June 29, 2003.